                                                                      EXHIBIT 10


                                                                  EXECUTION COPY

                    This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is
               made and entered into as of April 21, 1998, by and among XEROX CORPORATION, a New York corporation (the "Company"), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and J.P. MORGAN SECURITIES INC. (each an "Initial Purchaser" and together the "Initial Purchasers").


          This Agreement is made pursuant to the Purchase Agreement, dated April 16, 1998, among the Company and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchasers of an aggregate of $880,173,000 principal amount at maturity of the Company's Convertible Subordinated Debentures due 2018 (the "Debentures") and the grant by the Company to the Initial Purchasers of the option to purchase all or any part of an additional $132,025,000 aggregate principal amount at maturity of Debentures. The Debentures will be convertible into shares of common stock, par value $1.00 per share, of the Company (the "Common Stock") at the conversion price set forth in the Pricing Agreement between the Company and the Initial Purchasers. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

          The parties hereby agree as follows:

          1.  Definitions.  Capitalized terms used herein without definition
              ------------
shall have their respective meanings set forth in the Purchase Agreement or Indenture. As used in this Agreement, the following terms shall have the following meanings:

          "Closing Date" means the Closing Time as defined in the Purchase
           ------------
Agreement.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations of the SEC promulgated thereunder.

          "Indenture" means the Indenture relating to the Debentures, dated as
           ---------
of April 21, 1998 between the Company and The First National Bank of Chicago, as trustee, as the same may be amended, supplemented, waived or otherwise
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                                                                               2




modified from time to time in accordance with the terms thereof.

          "Notice and Questionnaire" means a Notice of Registration Statement
           ------------------------
and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

          "Prospectus" means the prospectus included in any Registration
           ----------
Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Registrable Securities" means all Debentures and shares of Common
           ----------------------
Stock that are Restricted Securities.

          "Registration Expenses": See Section 5 hereof.
           ---------------------

          "Registration Statement" means any registration statement of the
           ----------------------
Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Restricted Securities" means any and all Debentures upon original
           ---------------------
issuance thereof (and any shares of Common Stock issued from time to time upon conversion thereof other than pursuant to an effective registration statement under the Securities Act) and at all times subsequent thereto until, as to any Restricted Security, (i) the sale of such Restricted Security has been effectively registered under the Securities Act and such Restricted Security has been disposed of in accordance with the Registration Statement relating thereto or (ii) it is distributed to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act.

          "SEC" means the Securities and Exchange Commission.
           ---
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                                                                               3

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations promulgated by the SEC thereunder.

          "Shelf Registration":  See Section 3 hereof.
           ------------------

          "Special Counsel" means Cravath, Swaine & Moore, special counsel to
           ---------------
the Initial Purchasers or such other special counsel as may be designated by the holders of a majority in aggregate principal amount at maturity of Registrable Securities outstanding (provided that holders of Common Stock issued upon the conversion of the Debentures shall be deemed for this purpose to be holders of the aggregate principal amount at maturity of Debentures from which such Common Stock was converted).

          "TIA" means the Trust Indenture Act of 1939, as amended.
           ---

          2.  Securities Subject to this Agreement. (a) Securities.  The
              -------------------------------------     -----------
securities entitled to the benefits of this Agreement are the Registrable Securities.

          (b)  Holders of Registrable Securities.  A Person is deemed to be a
               ----------------------------------
holder of Registrable Securities whenever such Person beneficially owns Registrable Securities; provided that only Registrable Securities of holders who
                        --------
are registered holders of Registrable Securities shall be counted for purposes of calculating any proportion of holders of Registrable Securities entitled to take action or give notice pursuant to this Agreement.

          3.  Shelf Registrations.  (a)  Shelf Registrations.  As promptly as
              --------------------       --------------------
practicable and in no event later than 90 days after the Closing Date, the Company shall prepare and file with the SEC a Registration Statement under the Securities Act for an offering to be made on a continuous basis pursuant to Rule 415 (or any similar rule that may be adopted by the SEC) under the Securities Act covering all the Registrable Securities then outstanding and all Registrable Securities that may be issued upon the conversion of Debentures into shares of Common Stock (the "Shelf Registration").

          (b) The Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by holders of Registrable Securities in the manner or manners designated by them.

          (c) (1) Not less than 30 calendar days prior to the effectiveness of the Shelf Registration, the Company
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                                                                               4

shall mail the Notice and Questionnaire to the holders of Registrable Securities. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration, and no holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, that
                                                        --------  -------
holders of Registrable Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company.

          (2) After the Shelf Registration has become effective, the Company shall, upon the request of any holder of Registrable Securities that has not returned a completed Notice and Questionnaire, promptly send a Notice and Questionnaire to such holder. The Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration or to enable such holder to use the Prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company.

          (d) The Company shall use its reasonable efforts to cause the Shelf Registration to become effective under the Securities Act in accordance with
Section 3(a) hereof and shall keep the Shelf Registration continuously effective for a period of two years from the Closing Date or such shorter period, which will terminate when all Registrable Securities are no longer Restricted Securities. The Company shall as expeditiously as possible supplement or make amendments to any Shelf Registration (i) if required by the rules, regulations or instructions applicable to the registration form used by the Company, (ii) if required by the Securities Act and (iii) in order to ensure that all the Registrable Securities then outstanding and all Registrable Securities that may be issued upon the conversion of Debentures into shares of Common Stock are covered by such Shelf Registration, including taking any action reasonably necessary to identify as a selling securityholder in the Shelf Registration any holder of Registerable Securities that delivers an executed Notice and Questionnaire after the Shelf Registration becomes effective, within 30 days after receipt of such Notice and Questionnaire.

          4.  Registration Procedures.  In connection with the registration
              ------------------------
obligations pursuant to Section 3 hereof, the Company shall use its reasonable efforts to effect such
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                                                                               5

registrations to permit the sale of all Registrable Securities in accordance with the then intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and file with the SEC, within the time period specified in
     Section 3, a Registration Statement or Registration Statements on any appropriate form under the Securities Act, which form shall be available for the sale of all Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof, and use its reasonable efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided,
                                                               --------
     however, that before filing a Registration Statement or Prospectus or any
     -------
     amendments or supplements thereto, the Company shall furnish to the Special Counsel, copies of the Registration Statement or Prospectus and all such documents in the form proposed to be filed at least two business days prior thereto which documents will be subject to the review of the Special Counsel and the Company shall not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the Special Counsel shall reasonably object on a timely basis, unless the Company is advised by their counsel that such Registration Statement or amendment thereto or any Prospectus or supplement thereto is required to be filed by applicable law;

          (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act;

          (c) promptly notify Special Counsel to the holders of Registerable Securities and, with respect to any event contemplated by clauses (i),
     (iv), (v), (vi) or (vii) hereof, notify each holder that has returned a completed and signed Notice and Questionnaire to the Company (and in each case, if requested, confirm any oral or telephonic notice in writing), (i) when a Prospectus or any Prospectus supplement or post-effective amendment related to such Registrable Securities (A) has been filed, and (B) with respect to a Registration Statement or any post-effective amendment related to such Registrable Securities, when the same has become effective, (ii) of the receipt of any comments from the SEC, (iii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iv) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (v) if at any time the representations and warranties of the Company contained in any agreement entered pursuant to paragraph (l) below in connection with the sale of Restricted Securities by selling holders thereof cease to be true and correct, (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale or exchange in any jurisdiction of the United States of America or the initiation of any proceeding for such purpose, (vii) of the happening of any event that makes any statement of a material fact made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or that requires the making of any changes in a Registration Statement or related Prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that the timely filing of a report under the Securities Exchange Act of 1934 which is incorporated by reference in the Registration Statement and related Prospectus shall constitute effective notice under this subsection (vii)), and (viii) of the determination of the Company that a post-effective amendment to a Registration Statement would be appropriate;

          (d) use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale or exchange in any jurisdiction of the United States of America, as promptly as practicable;

          (e) if reasonably requested by any holder of Registrable Securities covered by a Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as such holder reasonably requests to be included therein as is required by applicable law; provided that the Company may, to the extent it reasonably
                     --------
     objects to the inclusion of any such information, require such holder to obtain an opinion of counsel to the effect that such information is so required, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be incorporated in such Prospectus supplement or such post-effective amendment, and (iii) supplement or make amendments to any Registration Statement if reasonably requested by any holder of Registrable Securities covered by such Registration Statement as is required by applicable law;

          (f) furnish to each selling holder of Registrable Securities upon request, and the Special Counsel, without charge, at least one conformed copy of the Registration Statement or Statements and any post-effective amendment thereto, including financial statements and schedules, without charge, as well as all documents incorporated therein by reference or deemed incorporated therein by reference and all exhibits (including those previously furnished or incorporated by reference), at the earliest practicable time under the circumstances after the filing of such documents with the SEC;

          (g) deliver to each selling holder of Registrable Securities and the Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of such Prospectus or any amendment or supplement thereto in accordance with applicable law by each of the selling holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in accordance with applicable law;

          (h) prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling holders of Registrable Securities and Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale, as the case may be, under the securities or Blue Sky laws of such state or local jurisdictions in the United States as any seller reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to (A)
                --------  -------
     qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) register or qualify securities prior to the effective date of any Registration Statement under Section 3 hereof;

          (i) cooperate with the selling holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities, which certificates shall not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names, in all cases consistent with the requirements set forth in the Indenture, as the holders may request;

          (j) subject to the exceptions contained in (A), (B) and (C) of subsection (h) hereof, use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other Federal, state and local governmental regulatory agencies or authorities in the United States as may be necessary, by virtue of the business and operations of the Company, to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities and cooperate with each seller of Registrable Securities in connection with any filings required to be made with the National Association of Securities Dealers; Inc.;

          (k) upon the occurrence of any event contemplated by paragraph 4(c)(vii) or 4(c)(viii) above, as promptly as practicable thereafter, prepare and file with the SEC a supplement or post-effective amendment to the applicable Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (l) enter into such customary agreements and take all such other reasonable actions in connection therewith (including those reasonably requested by the holders of a majority in aggregate principal amount at maturity of the Registrable Securities being sold (provided that holders of Common Stock issued upon the conversion of the Debentures shall be deemed for this purpose to be holders of the aggregate principal amount at maturity of Debentures from which such Common Stock was converted) in order to expedite or facilitate the disposition of such Registrable Securities;

     provided, however, that the Company shall not be required to enter into an
     --------  -------
     underwriting agreement in connection with any such disposition;

          (m) cause the Indenture to be qualified under the TIA not later than the effective date of any registration; and in connection therewith, cooperate with the Trustee to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use their reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner; and

          (n) comply with all applicable rules and regulations of the SEC and make generally available to the Company's securityholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder no later than the date required for the filing of the applicable forms referred to in Rule 158 under the Securities Act, commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement, which statement shall cover said 12-month period.

          The Company may require each seller of Registrable Securities under a Shelf Registration to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and each holder in acquiring such Registrable Securities agrees to supply such information to the Company promptly upon such request.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(iii), 4(c)(iv), 4(c)(vi), 4(c)(vii) or 4(c)(viii) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus and will not resume disposition of such Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(k) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of the Registration Statement and Prospectus and any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. Notwithstanding the foregoing, the Company shall not allow such Registration Statement or Prospectus to fail to be effective for more than 30 days during any 360 day period.

          5.  Registration Expenses.  The Company shall pay all fees and
              ----------------------
expenses incident to the performance of or compliance with this Agreement by the Company including, without limitation, (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or Blue Sky laws (including reasonable fees and disbursements of counsel for any underwriters or holders in connection with Blue Sky qualification of any of the Registrable Securities), (iii) all expenses of any persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, other documents relating to the Company's performance of and compliance with this Agreement, and (iv) all rating agency fees but excluding fees of any special accountants retained by the selling holders, counsel to the underwriters and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a holder of Registrable Securities.

          6.  Indemnification.  The Company agrees to indemnify and hold
              ----------------
harmless each Initial Purchaser and each holder of Registrable Securities and each person, if any, who controls any Initial Purchaser or any holder of Registrable Securities within the meaning of either Section 15 of the Securities Act or Section 20 of the

Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended and supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchasers or any holder of Registrable Securities furnished to the Company in writing by any Initial Purchaser or such holder of Registrable Securities (which also expressly acknowledges the indemnity provisions herein) expressly for use therein.

          In connection with any Shelf Registration in which a holder of Registrable Securities is participating, in furnishing information relating to such holder of Registrable Securities to the Company in writing expressly for use in such Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto, the holders of such Registrable Securities agree, severally and not jointly, to indemnify and hold harmless the Initial Purchasers and each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and the Company, its directors and officers who sign a Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to such information relating to such holder of Registrable Securities furnished in writing by or on behalf of such holder of Registrable Securities expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The indemnifying party, upon request of the indemnified party, shall retain counsel satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. The indemnifying party will be entitled to participate in any such proceeding, and to the extent that it may elect by written notice delivered to the indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided,
                                                                      --------
however, that if the defendants in any such action include both the indemnified
-------
party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for an Initial Purchaser and all persons, if any, who control such Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (c) the fees and expenses of more than one separate firm (in addition to any local counsel) for all holders of Registrable Securities and all persons, if any, who control any holders of Registrable Securities within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In such case involving any Initial Purchaser and control persons of such Initial Purchaser, such firm shall be designated in writing the Initial Purchaser. In such case involving the holders of Registrable Securities and such controlling persons of holders of Registrable Securities, such firm shall be designated in writing by holders of a majority in aggregate principal amount at maturity of Registrable Securities (provided that holders of Common Stock issued upon the conversion of the Debentures shall be deemed for this purpose to be holders of the aggregate principal amount at maturity of Debentures from which such Common Stock was converted). In all other cases, such firm shall be designated by the Company. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investiga tion or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (x) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          If the indemnification provided for in the first or second paragraph of this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

          The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation
                                                           --- ----
or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no holder of Registrable Securities shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such holder of Registrable Securities and distributed to the public exceeds the amount of any damages that such holder of Registrable Securities has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

          The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser, any holder of Registrable Securities or any person controlling the holder of Registrable Securities, or the Company, its officers or directors or any person controlling the Company.

          7.  Miscellaneous.  (a)  Remedies.  In the event of a breach by the
              --------------       ---------
Company of any of its obligations under this Agreement, each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b)  No Inconsistent Agreements.  The Company shall not, on or after
               ---------------------------
the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

          (c)  Amendments and Waivers.  The provisions of this Agreement,
               -----------------------
including the provisions of this sentence, may not be amended, modified or supplemented (other than to cure any ambiguity or correct or supplement any provision herein), and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of holders of a majority of the then outstanding aggregate principal amount at maturity of Registrable Securities (provided that holders of Common Stock issued upon the conversion of the Debentures shall be deemed for this purpose to be holders of the aggregate principal amount at maturity of Debentures from which such Common Stock was converted), except in the case of the Initial Purchasers prior to distribution of the Debentures, then the consent of the Initial Purchasers. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority in aggregate principal amount at maturity of the Registrable Securities being sold by such holders (provided that holders of Common Stock issued upon the conversion of the Debentures shall be deemed for this purpose to be holders of the aggregate principal amount at maturity of Debentures from which such Common Stock was converted).

          (d)  Notices.  All notices and other communications provided for or
               --------
permitted hereunder shall be
made in writing by hand-delivery, registered first-class mail, telex, or telecopier:

            (i) if to a holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 7(d);

           (ii) if to the Company, at P.O. Box 1600, Stamford, Connecticut 06904, attention of E.M. Filter, Vice President, Treasurer and Secretary, and thereafter by such other address, notice of which is given in accordance with the provision of this Section 8(d); and

          (iii) if to the Initial Purchasers, at North Tower, World Financial Center, New York, New York 10281, attention of Vice President, Treasurer and Secretary.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being sent by next-day solvent air courier; when answered back, if telexed; and when receipt acknowledged, if telecopied.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

          (e)  Successors and Assigns.  This Agreement shall inure to the
               -----------------------
benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities.

          (f)  Counterparts.  This Agreement may be executed in any number of
               -------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g)  Headings.  The headings in this Agreement are for convenience of
               ---------
reference only and shall not limit or otherwise affect the meaning hereof.

          (h)  Governing Law.  This Agreement shall be governed by and construed
               --------------
in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

          (i)  Severability.  If any term, provision, covenant or restriction of
               -------------
this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

          (j)  Entire Agreement.  This Agreement is intended by the parties as a
               -----------------
final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (k)  Securities Held by the Company or its Affiliates.  Whenever the
               -------------------------------------------------
consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or any of its affiliates shall not be counted in determining whether such consent or approval was given by the holders of such required percentage or amount.


          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                                 XEROX CORPORATION,

                                                    by
                                                      __________________________
                                                      Name:
                                                      Title:

Confirmed and accepted
  as of the date first
  above written:

MERRILL LYNCH, PIERCE, FENNER &
  SMITH INCORPORATED,
J.P. MORGAN SECURITIES INC.,

  by  MERRILL LYNCH, PIERCE, FENNER &
        SMITH INCORPORATED,

  by
    ____________________________
    Name:
    Title:

                                                                       EXHIBIT A
                                                                       ---------


                               Xerox Corporation


                        Notice of Registration Statement
                        --------------------------------
                                      and
                                      ---
                      Selling Securityholder Questionnaire
                      ------------------------------------



                                     (Date)

     Reference is hereby made to the Registration Rights Agreement (the "Registration Rights Agreement") between Xerox Corporation (the "Company") and the Initial Purchasers named therein. Pursuant to the Registration Rights Agreement, the Company has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's Convertible Subordinated Debentures due April 21, 2018 (the "Securities"), and the shares of Common Stock, par value $1.00 per share (the "Common Stock"), issuable upon conversion thereof. A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

     Each beneficial owner of Registrable Securities is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of
                          ---------------------
Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

     Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

                                    ELECTION

     The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, the indemnification set forth in
Section 6 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.


QUESTIONNAIRE

(1)  (a)  Full Legal Name of Selling Securityholder:



     (b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in (3) below:



     (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in (3) below are Held:


(2)  Address for Notices to Selling Securityholder:





     Telephone:

     Fax:

     Contact Person:

(3) Beneficial Ownership of Securities and shares of Common Stock issued upon conversion of Securities:

     Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities or shares of Common Stock issued upon conversion of any Securities.

     (a) Principal amount of Registrable Securities (as defined in the Registration Rights Agreement) beneficially owned:

          CUSIP No(s). of such Registrable Securities:

          Number of shares of Common Stock (if any) issued upon conversion of such Registrable Securities:

     (b) Principal amount of Securities other than Registrable Securities beneficially owned:

          CUSIP No(s). of such other Securities:

          Number of shares of Common Stock (if any) issued upon conversion of such other Securities:

     (c) Principal amount of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:

          CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:

          Number of shares of Common Stock (if any) issued upon conversion of Registrable Securities which are to be included in the Shelf Registration Statement:

(4)  Beneficial ownership of Other Securities of the Company:

     Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any shares of Common Stock or any other securities of the Company, other than the Securities and shares of Common Stock listed above in Item (3).

     State any exceptions here:



(5)  Relationships with the Company:

     Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

     State any exceptions here:

(6)  Plan of Distribution:

     Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

     State any exceptions here:



     Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

     By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

     In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferees at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

     By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

     The Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:


          (i) To the Company:

          Xerox Corporation
          800 Long Ridge Road
          P.O. Box 1600
          Stamford, Connecticut  06904
          Attention:  E.M. Filter, Vice President,
                      Treasurer and Secretary


     Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item
(3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:




                                             Selling Securityholder
                                             (Print/type full legal name of
                                             beneficial owner of
                                             Registrable Securities)



                                             By:
                                             Name:
                                             Title: